SUPPLEMENT DATED OCTOBER 4, 2011
TO THE ONEAMERICA FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

1.) The following is added to the “Transfer Agent Agreement” section on page 20 of the Statement of Additional Information:

On October 1, 2011, the Fund entered into an agreement with US Bancorp Fund Services, LLC (“US Bancorp”), 615 E Michigan St, Milwaukee, WI 53202, whereby US Bancorp has agreed to provide certain transfer agent services to the Fund. US Bancorp has agreed to maintain complete shareholder records for each Portfolio; process all purchase and redemption orders of a Portfolio’s shareholders in accordance with its current Prospectus; process redemption, exchange and transfer requests upon telephone instructions from qualified shareholders; support the processing of shareholder transactions and other functionality that may be offered through NSCC.

2.)  The following is added to the “Market Timing Surveillance” section on page 20 of the Statement of Additional Information:

As of October 1, 2011, the Fund terminated its contract with Huntington Asset Services and entered into an agreement with the Adviser to provide market timing surveillance for the Fund.

3.) The last sentence in the “Custodian, Transfer Agent, and Dividend Disbursing Agent” section on page 28 of the Statement of Additional Information is deleted and the following is added:

US Bancorp serves as the Fund’s transfer agent.

This Supplement should be retained with the Prospectus for future reference.